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                                  EXHIBIT 23.1
                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 8, 2000 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-39260) and related Prospectus of Golden Telecom, Inc. for the registration of 2,145,633 shares of its common stock.


                                             /s/ ERNST & YOUNG (CIS) LIMITED

Moscow, Russia

June 30, 2000